UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-02736
                 ---------------------------------------------

                       PETROLEUM & RESOURCES CORPORATION

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                      Petroleum & Resources Corporation
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2008

Date of reporting period: June 30, 2008

Item 1: Reports to Stockholders.

                       PETROLEUM & RESOURCES CORPORATION

--------------------------------------------------------------------------------
Board of Directors

            Enrique R. Arzac /2,4/        Roger W. Gale /1,3,5/
            Phyllis O. Bonanno /1,4,5/    Thomas H. Lenagh / 2,3/
            Kenneth J. Dale /3,4/         Kathleen T. McGahran /1,4,5/
            Daniel E. Emerson /1,3,5/     Douglas G. Ober /1/
            Frederic A. Escherich /2,3/   Craig R. Smith /2,4/

1.Member of Executive Committee
2.Member of Audit Committee
3.Member of Compensation Committee
4.Member of Retirement Benefits Committee
5.Member of Nominating and Governance Committee

Officers

              Douglas G. Ober          Chairman, President and
                                         Chief Executive Officer
              Robert E. Sullivan       Executive Vice President
              Joseph M. Truta          Executive Vice President
              Lawrence L. Hooper, Jr.  Vice President,
                                         General Counsel and
                                         Secretary
              Maureen A. Jones         Vice President,
                                         Chief Financial Officer
                                         and Treasurer
              Nancy J.F. Prue          Vice President
              Christine M. Sloan       Assistant Treasurer
              Geraldine H. Pare        Assistant Secretary

                                   --------
                                  Stock Data
                                   --------

                       Market Price (6/30/08)     $43.59
                       Net Asset Value (6/30/08)  $50.26
                       Discount:                   13.3%

New York Stock Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

                               ----------------
                             Distributions in 2008
                               ----------------

                From Investment Income (paid or declared)  $0.30
                From Net Realized Gains                     0.09
                                                           -----
                Total                                      $0.39
                                                           =====

                            -----------------------
                          2008 Dividend Payment Dates
                            -----------------------

        March 1, 2008
        June 1, 2008
        September 1, 2008
        December 27, 2008*

        *Anticipated


Petroleum & Resources Corporation (R)


                                    [GRAPHIC]


INVESTMENTS IN GLOBAL ENERGY AND NATURAL RESOURCES

Petroluem & Resources Corporation
Semi-Annual Report - June 30,2008

                            LETTER TO STOCKHOLDERS

--------------------------------------------------------------------------------



We submit herewith the financial statements of Petroleum & Resources Corporation (the Corporation) for the six months ended June 30, 2008. In addition, there are provided the report of the independent registered public accounting firm, a schedule of investments, and other financial information.

Net assets of the Corporation at June 30, 2008 were $50.26 per share on 22,640,707 shares outstanding, compared with $42.99 per share at December 31, 2007 on 22,768,250 shares outstanding. On March 1, 2008, a distribution of $0.13 per share was paid, consisting of $0.05 from 2007 long-term capital gain, $0.04 from 2007 short-term capital gain, $0.03 from 2007 investment income, and $0.01 from 2008 investment income, all taxable in 2008. A 2008 investment income dividend of $0.13 per share was paid on June 1, 2008, and another $0.13 per share investment income dividend has been declared to shareholders of record August 12, 2008, payable September 1, 2008.

Net investment income for the six months ended June 30, 2008 amounted to $4,740,462, compared with $4,576,717 for the same six month period in 2007. These earnings are equal to $0.21 per share in each period.

Net capital gain realized on investments for the six months ended June 30, 2008 amounted to $38,377,327, or $1.70 per share.

For the six month ended June 30, 2008, the total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was 17.7%. The total return on the market value of the Corporation's shares for the period was 13.5%. These compare to a 10.1% change in the Dow Jones Oil and Gas Index and a (11.6)% total return for the Standard & Poor's 500 Composite Stock Index over the same time period.

For the twelve months ended June 30, 2008, the Corporation's total return on net asset value was 30.7% and on market value was 25.8%. Comparable figures for the Dow Jones Oil & Gas Index and the S&P 500 were 24.7% and (13.1)%, respectively.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, and other useful content. Further information regarding stockholder services is located on page 15 of this report.

                               -----------------

By order of the Board of Directors,
/s/
Douglas G. Ober,
Chairman, President and
Chief Executive Officer

July 10, 2008

                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 June 30, 2008

Assets
Investments* at value:
 Common stocks and convertible securities
   (cost $402,154,241)                                                       $1,135,810,363
 Short-term investments (cost $9,140,599)                                         9,140,599
 Securities lending collateral (cost $145,526,187)                              145,526,187 $1,290,477,149
--------------------------------------------------------------------------------------------
Cash                                                                                               256,550
Receivables:
 Investment securities sold                                                                      1,068,259
 Dividends and interest                                                                            598,671
Prepaid expenses and other assets                                                                  590,404
-----------------------------------------------------------------------------------------------------------
   Total Assets                                                                              1,292,991,033
-----------------------------------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                                                  5,936,600
Open written option contracts at value (proceeds $51,100)                                           35,000
Obligations to return securities lending collateral                                            145,526,187
Accrued expenses                                                                                 3,608,897
-----------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                           155,106,684
-----------------------------------------------------------------------------------------------------------
   Net Assets                                                                               $1,137,884,349
-----------------------------------------------------------------------------------------------------------
Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 22,640,707 shares (includes 31,934 restricted shares, 4,000 restricted stock units, and 2,599 deferred stock
  units) (Note 6)                                                                           $       22,641
Additional capital surplus                                                                     367,815,192
Accumulated other comprehensive income (Note 5)                                                 (2,111,212)
Undistributed net investment income                                                                213,633
Undistributed net realized gain on investments                                                  38,271,873
Unrealized appreciation on investments                                                         733,672,222
-----------------------------------------------------------------------------------------------------------
   Net Assets Applicable to Common Stock                                                    $1,137,884,349
-----------------------------------------------------------------------------------------------------------
   Net Asset Value Per Share of Common Stock                                                        $50.26
-----------------------------------------------------------------------------------------------------------

* See Schedule of Investments on page 10.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                        Six Months Ended June 30, 2008

Investment Income
 Income:
   Dividends                                                        $  6,863,647
   Interest and other income                                             588,238
---------------------------------------------------------------------------------
     Total income                                                      7,451,885
---------------------------------------------------------------------------------
 Expenses:
   Investment research                                                 1,134,489
   Administration and operations                                         721,295
   Directors' fees                                                       206,859
   Reports and stockholder communications                                110,290
   Occupancy and other office expenses                                    89,540
   Transfer agent, registrar and custodian expenses                       75,933
   Insurance                                                              75,056
   Investment data services                                               70,103
   Auditing and accounting services                                       55,270
   Travel, telephone and postage                                          49,093
   Legal services                                                         27,104
   Other                                                                  96,391
---------------------------------------------------------------------------------
     Total expenses                                                    2,711,423
---------------------------------------------------------------------------------
     Net Investment Income                                             4,740,462
---------------------------------------------------------------------------------
Other Comprehensive Income (Note 5)                                      (54,320)
---------------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
 Net realized gain on security transactions                           38,377,327
 Change in unrealized appreciation on investments                    126,770,932
---------------------------------------------------------------------------------
     Net Gain on Investments                                         165,148,259
---------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                      $169,834,401
---------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                          Six Months Ended    Year Ended
                                                           June 30, 2008   December 31, 2007
                                                          ---------------- -----------------
From Operations:
 Net investment income                                     $    4,740,462    $ 10,070,758
 Net realized gain on investments                              38,377,327      82,692,239
 Change in unrealized appreciation on investments             126,770,932     144,503,271
 Other comprehensive income (Note 5)                              (54,320)        (89,917)
--------------------------------------------------------------------------------------------
   Increase in net assets resulting from operations           169,834,401     237,176,351
--------------------------------------------------------------------------------------------
Distributions to Stockholders from:
 Net investment income                                         (3,851,647)    (10,678,823)
 Net realized gain from investment transactions                (2,047,321)    (82,870,511)
--------------------------------------------------------------------------------------------
   Decrease in net assets from distributions                   (5,898,968)    (93,549,334)
--------------------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of shares issued in payment of distributions                 5,566      41,992,828
 Cost of shares purchased (Note 4)                             (5,284,463)    (19,224,514)
 Deferred compensation (Notes 4,6)                                307,984         477,259
--------------------------------------------------------------------------------------------
   Change in net assets from capital share transactions        (4,970,913)     23,245,573
--------------------------------------------------------------------------------------------
   Total Increase in Net Assets                               158,964,520     166,872,590

Net Assets:
 Beginning of period                                          978,919,829     812,047,239
--------------------------------------------------------------------------------------------
 End of period (including undistributed net investment
   income of $213,633 and $0, respectively)                $1,137,884,349    $978,919,829
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1.  SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Corporation management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Corporation ultimately realizes upon sale of the securities.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost which approximates fair value. Purchased and written options are valued at the last quoted asked price.

The Corporation adopted Financial Accounting Standard Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. There was no impact on the fair value of assets individually or in aggregate upon adoption. In accordance with FAS 157, fair value is defined as the price that the Corporation would receive upon selling an investment in an orderly transaction to an independent buyer. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements, summarized as follows:

  . Level 1 -- fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
  . Level 2 -- fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
  . Level 3 -- fair value is determined using the Corporation's own assumptions, developed based on the best information available in the circumstances.

The Corporation's investments at June 30, 2008 are classified as follows:

                              Investment in
                               securities    Written options
                             --------------  ---------------
                    Level 1  $1,135,810,363     $35,000
                    Level 2     154,666,786*          --
                    Level 3        --               --
                    ----------------------------------------
                    Total    $1,290,477,149     $ 35,000

--------------------------------------------------------------------------------
*Comprised of short-term investments and securities lending collateral.

2.  FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at June 30, 2008 was $556,791,203 and net unrealized appreciation aggregated $733,685,946, of which the related gross unrealized appreciation and depreciation were $736,359,498 and $2,673,552 respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

3.  INVESTMENT TRANSACTIONS

The Corporation's investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2008 were $114,005,745 and $84,818,249, respectively. Options may be written (sold) or purchased by the Corporation. When the Corporation writes an option, an

--------------------------------------------------------------------------------


amount equal to the premium received by the Corporation is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from unexercised put/call options are treated as realized gains from investments, premiums received from exercised put options reduces the cost basis of the securities purchased, and premiums received from exercised call options are added to the proceeds from the sale of the underlying security in determining whether there is a realized gain or loss. The Corporation as writer of an option bears the risks of possible illiquidity of the option markets and the unfavorable change in the price of the security underlying the written option. The risk is limited to the premium originally paid for the option. A schedule of outstanding option contracts as of June 30, 2008 can be found on page 12.

Transactions in written covered call and collateralized put options during the six months ended June 30, 2008 were as follows:

                                  Covered Calls     Collateralized Puts
                               -------------------  ------------------
                               Contracts  Premiums  Contracts Premiums
                               --------- ---------  --------- --------
        Options outstanding,
         December 31, 2007         725   $  87,378     650    $ 69,304
        Options written          3,708     540,366     900     110,049
        Options terminated in
         closing purchase
         transactions           (1,000)    (89,444)   (750)    (89,944)
        Options expired         (2,533)   (400,035)   (800)    (89,409)
        Options exercised         (600)    (87,165)    --        --
        ---------------------------------------------------------------
        Options outstanding,
         June 30, 2008             300   $  51,100     --     $     --
        ---------------------------------------------------------------

4.  CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2007, the Corporation issued 1,109,759 shares of its Common Stock at a price of $37.825 per share (the average market price on December 11, 2007) to stockholders of record on November 21, 2007 who elected to take stock in payment of the distribution from 2007 capital gain and investment income. In addition, 446 shares were issued at a weighted average price of $36.09 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2008, the Corporation has issued 286 shares of its Common Stock at a weighted average price of $37.44 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2008 and 2007 were as follows:

                                   Shares                    Amount
                           ----------------------  -------------------------
                           Six months               Six months
                             ended     Year ended     ended      Year ended
                            June 30,  December 31,   June 30,   December 31,
                              2008        2007         2008         2007
                           ---------- ------------ -----------  ------------
   Shares issued in
    payment of
    dividends                    286   1,110,205   $     5,566  $ 41,992,828
   Shares purchased (at a
    weighted average
    discount from net
    asset value of 11.3%
    and 9.9%,
    respectively)           (141,500)   (538,375)   (5,284,463)  (19,224,514)
   Net activity under the
    Equity-Based
    Compensation Plans        13,671      15,553       307,984       477,259
   --------------------------------------------------------------------------
   Net change               (127,543)    587,383   $(4,970,913) $ 23,245,573
   --------------------------------------------------------------------------

5.  RETIREMENT PLANS

The Corporation's non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Corporation's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the six months ended June 30, 2008, the Corporation contributed $15,604 to the plans and expects to contribute up to $500,000 to the plans during the remainder of 2008.

--------------------------------------------------------------------------------



The following table aggregates the components of the plans' net periodic pension cost.

                                              Six months
                                                ended     Year ended
                                               June 30,  December 31,
                                                 2008        2007
                                              ---------- ------------
          Service Cost                        $ 139,760   $ 348,352
          Interest Cost                         174,835     374,693
          Expected return on plan assets       (140,557)   (368,752)
          Amortization of prior service cost     17,952      37,717
          Amortization of net loss              115,955     226,165
          -----------------------------------------------------------
          Net periodic pension cost           $ 307,945   $ 618,175
          -----------------------------------------------------------

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the six months ended June 30, 2008, the Corporation expensed contributions of $60,084. The Corporation does not provide postretirement medical benefits.

6.  EQUITY-BASED COMPENSATION

Although the Stock Option Plan of 1985 ("1985 Plan") has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of June 30, 2008, and changes during the six month period then ended is presented below:

                                                  Weighted-  Weighted-
                                                   Average    Average
                                                  Exercise   Remaining
                                         Options    Price   Life (Years)
                                         -------  --------- ------------
       Outstanding at December 31, 2007   49,681   $11.53       3.68
       Exercised                         (13,366)   11.31        --
       -----------------------------------------------------------------
       Outstanding at June 30, 2008       36,315   $11.50       3.47
       -----------------------------------------------------------------
       Exercisable at June 30, 2008       10,762   $ 8.57       2.81
       -----------------------------------------------------------------

The options outstanding as of June 30, 2008 are set forth below:

                                                  Weighted   Weighted
                                                  Average    Average
                                        Options   Exercise  Remaining
        Exercise Price                Outstanding  Price   Life (Years)
        --------------                ----------- -------- ------------
        $5.00-$7.74                      3,975     $ 5.80      0.50
        $7.75-$10.49                    10,370       9.14      4.50
        $10.50-$13.24                    9,508      12.31      3.50
        $13.25-$16.00                   12,462      14.66      3.55
        ---------------------------------------------------------------
        Outstanding at June 30, 2008    36,315     $11.50      3.47
        ---------------------------------------------------------------

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award's vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the six months ended June 30, 2008 was $222,330.

The 2005 Equity Incentive Compensation Plan ("2005 Plan"), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation's Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at June 30, 2008 is 825,137 shares.

A summary of the status of the Corporations's awards granted under the 2005 Plan as of June 30, 2008, and changes during the six month period then ended is presented below:

                                                       Weighted Average
                                               Shares/ Grant-Date Fair
         Awards                                 Units       Value
         ------                                ------- ----------------
         Balance at December 31, 2007          30,162       $32.99
         Granted:
           Restricted stock                     8,752        37.51
           Restricted stock units               4,000        36.85
           Deferred stock units                   361        37.81
         Vested                                (4,742)       32.54
         Forfeited                               --           --
         --------------------------------------------------------------
         Balance at June 30, 2008 (includes
          31,934 performance-based awards and
          6,599 nonperformance-based awards)   38,533       $34.52
         --------------------------------------------------------------

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on

--------------------------------------------------------------------------------

the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended June 30, 2008 were $196,421. The total compensation costs for restricted stock units granted to non-employee directors for the period ended June 30, 2008 were $79,392. As of June 30, 2008, there were total unrecognized compensation costs of $611,807, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.70 years. The total fair value of shares vested during the six month period ended June 30, 2008 was $146,792.

7.  OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the six months ended June 30, 2008 to officers and directors amounted to $1,782,192, of which $198,607 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Corporation's officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8.  PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Corporation on the next business day. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At June 30, 2008, the Corporation had securities on loan of $143,104,209 and held collateral of $145,526,187, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.
                               -----------------

 This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                             FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                            ---------------------
                                              Six Months Ended
                                            -------------------
                                                                            Year Ended December 31
                                             June 30,  June 30,  --------------------------------------------
                                               2008      2007      2007     2006     2005     2004     2003
                                            ---------- --------  -------- -------- -------- -------- --------

Per Share Operating Performance

Net asset value, beginning of period            $42.99   $36.61    $36.61   $35.24   $28.16   $24.06   $20.98
-------------------------------------------------------------------------------------------------------------

  Net investment income                           0.21     0.21      0.46     0.47    0.53*     0.41     0.38

  Net realized gains and increase
   (decrease) in unrealized appreciation          7.29     6.25     10.37     4.91     8.29     5.05     3.89

  Change in accumulated other
   comprehensive income (note 5)                  0.00     0.00      0.00   (0.09)       --       --       --
-------------------------------------------------------------------------------------------------------------

Total from investment operations                  7.50     6.46     10.83     5.29     8.82     5.46     4.27
-------------------------------------------------------------------------------------------------------------

 Less distributions

  Dividends from net investment income          (0.17)   (0.16)    (0.49)   (0.47)   (0.56)   (0.44)   (0.38)

  Distributions from net realized gains         (0.09)   (0.10)    (3.82)   (3.33)   (1.22)   (0.88)   (0.81)
-------------------------------------------------------------------------------------------------------------

Total distributions                             (0.26)   (0.26)    (4.31)   (3.80)   (1.78)   (1.32)   (1.19)
-------------------------------------------------------------------------------------------------------------

  Capital share repurchases                       0.03     0.05      0.10     0.15     0.10     0.01     0.02

  Reinvestment of distributions                   0.00     0.00    (0.24)   (0.27)   (0.06)   (0.05)   (0.02)
-------------------------------------------------------------------------------------------------------------

Total capital share transactions                  0.03     0.05    (0.14)   (0.12)     0.04   (0.04)     0.00
-------------------------------------------------------------------------------------------------------------

Net asset value, end of period                  $50.26   $42.86    $42.99   $36.61   $35.24   $28.16   $24.06
-------------------------------------------------------------------------------------------------------------

Market price, end of period                     $43.59   $38.62    $38.66   $33.46   $32.34   $25.78   $23.74

Total Investment Return

  Based on market price                          13.5%    16.3%     28.9%    15.3%    32.3%    14.4%    30.8%

  Based on net asset value                       17.7%    17.9%     31.0%    15.7%    32.0%    23.3%    21.2%

Ratios/Supplemental Data

  Net assets, end of period (in 000's)      $1,137,884 $937,676  $978,920 $812,047 $761,914 $618,887 $522,941

  Ratio of expenses to average net assets       0.54%+    0.61%+    0.54%    0.60%    0.59%    0.56%    0.74%

  Ratio of net investment income to
   average net assets                           0.95%+    1.07%+    1.12%    1.22%    1.61%    1.58%    1.75%

  Portfolio turnover                           17.25%+    2.36%+    7.36%    9.95%   10.15%   13.44%   10.20%

  Number of shares outstanding at
   end of period (in 000's)                     22,641   21,877    22,768   22,181   21,621   21,980   21,737
                                            ---------------------

--------
* In 2005 the Corporation received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.'s reorganization.
+ Ratiospresented on an annualized basis.

                            SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

                                 June 30, 2008

                                        Shares    Value (A)
-                                      --------- ------------
Stocks And Convertible Securities -- 99.8%

  Energy -- 91.8%
   Integrated -- 33.6%
   Chevron Corp.                         915,000 $ 90,703,950
   ConocoPhillips (B)                    556,891   52,564,941
   Exxon Mobil Corp.                   1,245,000  109,721,850
   Hess Corp.                            195,000   24,607,050
   Marathon Oil Co.                      240,000   12,448,800
   Murphy Oil Corp.                      216,500   21,227,825
   Royal Dutch Shell plc ADR             265,000   21,653,150
   Suncor Energy                         280,000   16,273,600
   Total S.A. ADR                        390,000   33,255,300
                                                 ------------
                                                  382,456,466
                                                 ------------
   Exploration & Production -- 17.4%
   Apache Corp.                          200,000   27,800,000
   Devon Energy Corp.                    310,000   37,249,600
   EOG Resources, Inc.                   200,000   26,240,000
   Forest Oil Corp (C)                    37,000    2,756,500
   Noble Energy, Inc. (B)                340,000   34,190,400
   Occidental Petroleum Corp.            400,000   35,944,000
   XTO Energy Inc.                       487,500   33,398,625
                                                 ------------
                                                  197,579,125
                                                 ------------

   Services -- 28.5%
   Baker Hughes, Inc.                    205,000   17,904,700
   Complete Production Services,
    Inc. (B)(C)                          400,500   14,586,210
   Halliburton Co.                       600,000   31,842,000
   Hercules Offshore, Inc. (B)(C)        600,000   22,812,000
   Nabors Industries Ltd. (B)(C)         520,000   25,599,600
   National Oilwell Varco, Inc. (C)      138,538   12,291,091
   Noble Corp.                           600,000   38,976,000
   Schlumberger Ltd.                     700,000   75,201,000
   Transocean Inc. (C)                   237,953   36,261,658
   Weatherford International,
    Ltd. (C)                             987,120   48,951,281
                                                 ------------
                                                  324,425,540
                                                 ------------
   Utilities -- 12.3%
   Energen Corp.                         350,000   27,310,500
   Equitable Resources Inc.              440,000   30,386,400
   MDU Resources Group, Inc.             375,000   13,072,500
   National Fuel Gas Co.                 200,000   11,896,000
   New Jersey Resources Corp. (B)        300,000    9,795,000
   Northeast Utilities                   200,000    5,106,000
   Questar Corp.                         300,000   21,312,000
   Spectra Energy Corp.                  108,812    3,127,257
   Williams Companies, Inc.              450,000   18,139,500
                                                 ------------
                                                  140,145,157
                                                 ------------
                                         Shares/
                                        Prin. Amt.   Value (A)
-                                       ---------- --------------

  Basic Industries -- 8.0%
   Basic Materials & Other -- 8.0%
   Air Products and Chemicals,
    Inc.                                   115,000 $   11,368,900
   du Pont (E.I.) de Nemours and Co.       157,500      6,755,175
   International Coal Group,
    Inc. (B)(C)                          3,000,000     39,150,000
   Lubrizol Corp.                          135,000      6,254,550
   Massey Energy Co.                       230,808     21,638,250
   Rohm & Haas Co. (B)                     130,000      6,037,200
                                                   --------------
                                                       91,204,075
                                                   --------------
Total Stocks And Convertible Securities
 (Cost $402,154,241) (D)                            1,135,810,363
                                                   --------------
Short-Term Investments -- 0.8%

   Time Deposit -- 0.0%
   Wells Fargo Bank,
    1.60%, due 7/1/08                                     243,322
                                                   --------------

   Commercial Paper -- 0.8%
   American Express Credit
    Corp.,
    1.95%, due 7/10/08                  $1,000,000        999,513
   American General Finance
    Corp.,
    2.65-2.85%, due 7/8/08              $3,700,000      3,697,996
   General Electric Capital Corp.,
    1.90%, due 7/3/08                   $2,200,000      2,199,768
   Toyota Motor Credit Corp.,
    2.03%, due 7/1/08                   $2,000,000      2,000,000
                                                   --------------
                                                        8,897,277
                                                   --------------
Total Short-Term Investments
 (Cost $9,140,599)                                 9,140,599
                                              --------------
Total Securities Lending Collateral -- 12.8%
 (Cost $145,526,187)
   Brown Brothers Investment
    Trust, 2.70%, due 7/1/08                     145,526,187
                                              --------------

Total Investments -- 113.4%
 (Cost $556,821,027)                           1,290,477,149
  Cash, receivables, prepaid
   expenses and other assets, less
   liabilities -- (13.4)%                       (152,592,800)
                                              --------------
Net Assets --100%                             $1,137,884,349
                                              ==============
--------------------------------------------------------------------------------
Notes:
(A)See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)Some of the shares of this company are on loan. See note 8 to financial statements.
(C)Presently non-dividend paying.
(D)The aggregate market value of stocks held in escrow at June 30, 2008 covering open call option contracts written was $2,729,500.

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

                                 June 30, 2008
                                  (unaudited)


  TEN LARGEST PORTFOLIO HOLDINGS

                                          Market Value % of Net Assets
         -------------------------------------------------------------
         Exxon Mobil Corp.                $109,721,850       9.6%
         Chevron Corp.                      90,703,950       8.0
         Schlumberger Ltd.                  75,201,000       6.6
         ConocoPhillips                     52,564,941       4.6
         Weatherford International, Ltd.    48,951,281       4.3
         International Coal Group, Inc.     39,150,000       3.4
         Noble Corp.                        38,976,000       3.4
         Devon Energy Corp.                 37,249,600       3.3
         Transocean Inc.                    36,261,658       3.2
         Occidental Petroleum Corp.         35,944,000       3.2
                                          ------------      ----
               Total                      $564,724,280      49.6%

         -------------------------------------------------------------

  SECTOR WEIGHTINGS

      [CHART]

Integrated                   33.6
Exploration & Production     17.4
Services                     28.5
Utilities                    12.3
Basic Materials & Other       8.0
Short-Term Investments        0.8

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS

--------------------------------------------------------------------------------

                                 June 30, 2008


 Contracts                                            Contract
(100 shares                                    Strike Expiration  Appreciation/
   each)                Security               Price   Date       (Depreciation)
--------------------------------------------------------------------------------

                               COVERED CALLS
    100     Air Products and Chemicals, Inc... $  115 Sep   08       $   200
    100     du Pont (E.I.) de Nemours and Co..   55   Oct   08        13,700
    100     EOG Resources, Inc................  170   Oct   08         2,200
    ---                                                              -------
    300                                                              $16,100
    ===                                                              =======

                        CHANGES IN PORTFOLIO SECURITIES

--------------------------------------------------------------------------------

                  During the Three Months Ended June 30, 2008
                                  (unaudited)


                                                      Shares
                                     -----------------------------------------
                                                                     Held
                                      Additions     Reductions   June 30, 2008
                                     ---------     ----------    -------------
 Chevron Corp.......................  200,000                       915,000
 Complete Production Services, Inc..  400,500                       400,500
 Halliburton Co.....................  600,000                       600,000
 Massey Energy Co...................  133,929                       230,808
 National Oilwell Varco, Inc........  138,538/(1)/                  138,538
 Schlumberger Ltd...................  140,000                       700,000
 Suncor Energy......................  190,000/(2)/                  280,000
 Weatherford International, Ltd.....  493,560/(2)/                  987,120
 AGL Resources Inc..................                170,000           --
 Aqua America, Inc..................                281,000           --
 BJ Services Co.....................                202,600           --
 Devon Energy Corp..................                 20,000         310,000
 Duke Energy Corp...................                217,624           --
 Energen Corp.......................                 50,000         350,000
 ENSCO International, Inc...........                209,150           --
 EOG Resources, Inc.................                 30,000         200,000
 Equitable Resources Inc............                 10,000         440,000
 General Electric Co................                164,000           --
 Grant Prideco Inc..................                308,000/(1)/      --
 Rohm & Haas Co.....................                 20,000         130,000
 Valero Energy Corp.................                425,000           --

--------
/(1)/Received $23.30 and 0.4498 share for each share of Grant Prideco Inc.
     surrendered.
/(2)/By stock split.

                        HISTORICAL FINANCIAL STATISTICS

--------------------------------------------------------------------------------

                                  (unaudited)


                                                                 Dividends  Distributions     Total
                                                                    From      From Net      Dividends
                                            Net Asset   Market   Investment   Realized         and          Annual
                   Value Of       Shares    Value Per   Value      Income       Gains     Distributions    Rate of
Dec. 31           Net Assets   Outstanding*  Share*   Per Share* Per Share*  Per Share*    Per Share*   Distribution**
-------           ----------   ------------ --------- ---------- ---------- ------------- ------------- --------------
1998            $  474,821,118  20,762,063   $22.87     $20.42      $.52        $1.01         $1.53          6.48%
1999               565,075,001  21,471,270    26.32      21.50       .48         1.07          1.55          7.00
2000               688,172,867  21,053,644    32.69      27.31       .39         1.35          1.74          6.99
2001               526,491,798  21,147,563    24.90      23.46       .43         1.07          1.50          5.61
2002               451,275,463  21,510,067    20.98      19.18       .43          .68          1.11          5.11
2003               522,941,279  21,736,777    24.06      23.74       .38          .81          1.19          5.84
2004               618,887,401  21,979,676    28.16      25.78       .44          .88          1.32          5.40
2005               761,913,652  21,621,072    35.24      32.34       .56         1.22          1.78          5.90
2006               812,047,239  22,180,867    36.61      33.46       .47         3.33          3.80         11.26
2007               978,919,829  22,768,250    42.99      38.66       .49         3.82          4.31         11.61
June 30, 2008    1,137,884,349  22,640,707    50.26      43.59       .30+         .09+          .39+          --

--------
 *Adjusted for 3-for-2 stock split effected in October 2000.
**The Annual Rate of Distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation's Common Stock.
 +Paid or declared.

                               -----------------

                                 Common Stock
                     Listed on the New York Stock Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                      Counsel: Chadbourne & Parke L.L.P.
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
            Custodian of Securities: Brown Brothers Harriman & Co.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF PETROLEUM & RESOURCES CORPORATION:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (the "Corporation") at June 30, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 14, 2008

                               Other Information

--------------------------------------------------------------------------------

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation's Forms N-Q are available on the Commission's website at www.sec.gov. The Corporation's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the heading "Financial Reports".

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 are available (i) without charge, upon request, by calling the Corporation's toll free number at (800) 638-2479; (ii) on the Corporation's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at http//www.sec.gov.


PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

                     STOCKHOLDER INFORMATION AND SERVICES

--------------------------------------------------------------------------------


DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and
(b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

               Initial Enrollment and
                Optional Cash Investments
                Service Fee                 $2.50 per investment
                Brokerage Commission             $0.05 per share
               Reinvestment of Dividends*
                Service Fee                2% of amount invested
                              (maximum of $2.50 per investment)
                Brokerage Commission             $0.05 per share
               Sale of Shares
                Service Fee                               $10.00
                Brokerage Commission             $0.05 per share
               Deposit of Certificates for safekeeping     $7.50.
               Book to Book Transfers                   Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.
Minimum and Maximum Cash Investments

              Initial minimum investment (non-holders)     $500.00
              Minimum optional investment
                (existing holders)                          $50.00
              Electronic Funds Transfer
                (monthly minimum)                           $50.00
              Maximum per transaction                   $25,000.00
              Maximum per year                                NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                The Corporation
                       Petroleum & Resources Corporation
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Stockholder Inquiries to:
                       Stockholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (866) 723-8330
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                            New York, NY 10269-0560
                           Website: www.amstock.com
                           E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

Item  2:  Code(s) of Ethics for senior financial officers  -
Item not applicable to semi-annual report.

Item  3:  Audit  Committee  Financial  Expert  -  Item   not
applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Audit Committee of Listed Registrants - Item not applicable to semi-annual report.

Item 6: Schedule of Investments - This schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Item not applicable to semi-annual report.

Item   8:   Portfolio  Managers  of  Closed-End   Management
Investment Companies - Item not applicable to semi-annual report.

Item   9:  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period(2)  Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jan. 2008    41,400    $ 34.05      41,400     1,043,220
Feb. 2008    25,600    $ 34.49      25,600     1,017,620
Mar. 2008    17,200    $ 36.24      17,200     1,000,420
Apr. 2008    14,200    $ 40.50      14,200       986,220
May 2008     28,400    $ 41.03      28,400       957,820
June 2008    14,700    $ 42.71      14,700       943,120
--------   ---------  ---------   ---------    ---------
Total       141,500(1) $ 37.35     141,500(2)    943,120(2)

(1)    There  were no shares purchased other than through a
publicly announced plan or program.
(2.a)   The Plan was reapproved on December 13, 2007.
(2.b)    The  share  amount  approved  in  2007  was 5%  of
outstanding shares, or approximately 1,084,620 shares.
(2.c) Unless reapproved, the  Plan will  expire on or about
December 11, 2008.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of
Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-
101)), or this Item.

Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of July 22, 2008, an evaluation was performed under the supervision and with the participation of the officers of registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the effectiveness of registrant's disclosure controls and procedures. Based on that evaluation, the registrant's officers, including the PEO and PFO, concluded that, as of July 22, 2008, the registrant's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the registrant is made known to the PEO and PFO.

   (b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits attached hereto. (Attach certifications as exhibits)

(1) Not applicable. See registrant's response to Item 2, above.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.



A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, is attached.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       PETROLEUM & RESOURCES CORPORATION

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   July 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   July 22, 2008


BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   July 22, 2008